UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2007
Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street,		10041
New York, New York

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
This Form 8-K has been furnished by Bowne & Co., Inc. (the “Company”) solely for the purpose of participation in the SEC’s voluntary XBRL Pilot Project, and incorporates by reference our Form 10-Q filed November 7, 2007, which presented the Company’s financial results for the quarter and nine months ended September 30, 2007. This filing is an update to the XBRL files originally included with the 10-Q by providing the financial information based upon the new US GAAP Commercial and Industrial taxonomy dated 2007-12-31. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
December 5, 2007	By:	/s/ John J. Walker
		Name:	John J. Walker
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index
This Form 8-K has been furnished by Bowne & Co., Inc. (the “Company”) solely for the purpose of participation in the SEC’s voluntary XBRL Pilot Project, and incorporates by reference our Form 10-Q filed November 7, 2007, which presented the Company’s financial results for the quarter and nine months ended September 30, 2007. This filing is an update to the XBRL files originally included with the 10-Q by providing the financial information based upon the new US GAAP Commercial and Industrial taxonomy dated 2007-12-31. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

Exhibit No.	Description
EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.SCH.1	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.2	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.3	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.4	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.5	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.6	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.7	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.8	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.9	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.10	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.11	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.12	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.13	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.14	XBRL Taxonomy Extension Schema Supplement Document
EX-100.SCH.15	XBRL Taxonomy Extension Schema Supplement Document
EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.1	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.2	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.3	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.4	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.5	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.6	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.CAL.7	XBRL Taxonomy Extension Calculation Linkbase Document
EX-100.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-100.LAB.1	XBRL Taxonomy Extension Labels Documentation Linkbase Document
EX-100.LAB.2	XBRL Taxonomy Extension Labels Documentation Linkbase Document
EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.1	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.2	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.3	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.4	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.5	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.6	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.7	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.PRE.8	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.REF	XBRL Taxonomy Extension Reference Linkbase Document
EX-100.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.1	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.2	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.3	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.4	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.5	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.6	XBRL Taxonomy Extension Definition Linkbase Document
EX-100.DEF.7	XBRL Taxonomy Extension Definition Linkbase Document